                                                                     Exhibit 4.3





================================================================================







                         MUTUAL RISK MANAGEMENT LTD.,
                                    Issuer

                                      to

                           THE CHASE MANHATTAN BANK,
                                  as Trustee

                              __________________



                         JUNIOR SUBORDINATED INDENTURE


                         Dated as of ________ __, 2000


                              __________________




================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                        ARTICLE I

                 Definitions and Other Provisions Of General Application

Section 1.1.  Definitions..................................................   1
Section 1.2.  Compliance Certificates and Opinions.........................  11
Section 1.3.  Forms of Documents Delivered to Trustee......................  12
Section 1.4.  Acts of Holders; Record Dates................................  13
Section 1.5.  Notices, Etc. to Trustee and Company.........................  15
Section 1.6.  Notice to Holders; Waiver....................................  16
Section 1.7.  Conflict with Trust Indenture Act............................  16
Section 1.8.  Effect of Headings and Table of Contents.....................  16
Section 1.9.  Successors and Assigns.......................................  16
Section 1.10. Separability Clause..........................................  17
Section 1.11. Benefits of Indenture........................................  17
Section 1.12. Governing Law................................................  17
Section 1.13. Non-Business Days............................................  17
Section 1.14. Indenture and Securities Solely Corporate Obligations........  17
Section 1.15. Submission to Jurisdiction...................................  18


                                       ARTICLE II

                                     Security Forms

Section 2.1.  Forms Generally..............................................  18
Section 2.2.  Form of Face of Security.....................................  18
Section 2.3.  Form of Reverse of Security..................................  22
Section 2.4.  Additional Provisions Required in Global Security............  25
Section 2.5.  Form of Trustee's Certificate of Authentication..............  26


                                       ARTICLE III

                                     The Securities

Section 3.1.  Title and Terms..............................................  26
Section 3.2.  Denominations................................................  29
Section 3.3.  Execution, Authentication, Delivery and Dating...............  30

Section 3.4.  Temporary Securities...............................................................    31
Section 3.5.  Global Securities..................................................................    32
Section 3.6.  Registration, Transfer and Exchange................................................    33
Section 3.7.  Mutilated, Destroyed, Lost and Stolen Securities...................................    34
Section 3.8.  Payment of Interest and Additional Interest; Interest Rights Preserved.............    35
Section 3.9.  Persons Deemed Owners..............................................................    37
Section 3.10. Cancellation.......................................................................    37
Section 3.11. Computation of Interest............................................................    38
Section 3.12. Deferrals of Interest Payment Dates................................................    38
Section 3.13. Right of Set-Off...................................................................    39
Section 3.14. Agreed Tax Treatment...............................................................    39
Section 3.15. Shortening and Extending Stated Maturity...........................................    40
Section 3.16. CUSIP Numbers......................................................................    40


                                                   ARTICLE IV

                                           Satisfaction and Discharge

Section 4.1.  Satisfaction and Discharge of Indenture............................................    40
Section 4.2.  Application of Trust Money.........................................................    42


                                                   ARTICLE V

                                                   Remedies

Section 5.1.  Events of Default..................................................................    42
Section 5.2.  Acceleration of Maturity; Rescission and Annulment.................................    44
Section 5.3.  Collection of Indebtedness and Suits for Enforcement by Trustee....................    46
Section 5.4.  Trustee May File Proofs of Claim...................................................    47
Section 5.5.  Trustee May Enforce Claims Without Possession of Securities........................    47
Section 5.6.  Application of Money Collected.....................................................    47
Section 5.7.  Limitation on Suits................................................................    48
Section 5.8.  Unconditional Right of Holders to Receive Principal, Premium, Interest
                 and Additional Tax Sums; Direct Action by Holders of Preferred
                 Securities......................................................................    49
Section 5.9.  Restoration of Rights and Remedies.................................................    49
Section 5.10. Rights and Remedies Cumulative.....................................................    50
Section 5.11. Delay or Omission Not Waiver.......................................................    50
Section 5.12. Control by Holders.................................................................    50

Section 5.13. Waiver of Past Defaults............................................................    51
Section 5.14. Undertaking for Costs..............................................................    51
Section 5.15. Waiver of Usury, Stay or Extension Laws............................................    52


                                                  ARTICLE VI

                                                  The Trustee

Section 6.1.  Certain Duties and Responsibilities................................................    52
Section 6.2.  Notice of Defaults.................................................................    52
Section 6.3.  Certain Rights of Trustee..........................................................    53
Section 6.4.  Not Responsible for Recitals or Issuance of Securities.............................    54
Section 6.5.  May Hold Securities................................................................    54
Section 6.6.  Money Held in Trust................................................................    55
Section 6.7.  Compensation and Reimbursement.....................................................    55
Section 6.8.  Conflicting Interests..............................................................    56
Section 6.9.  Corporate Trustee Required; Eligibility............................................    56
Section 6.10. Resignation and Removal; Appointment of Successor..................................    56
Section 6.11. Acceptance of Appointment by Successor.............................................    58
Section 6.12. Merger, Conversion, Consolidation or Succession to Business........................    59
Section 6.13. Preferential Collection of Claims Against Company..................................    59
Section 6.14. Appointment of Authenticating Agent................................................    59


                                                  ARTICLE VII

                               Holder's Lists and Reports by Trustee and Company


Section 7.1.  Company to Furnish Trustee Names and Addresses of Holders..........................    61
Section 7.2.  Preservation of Information; Communications to Holders.............................    62
Section 7.3.  Reports by Trustee.................................................................    62
Section 7.4.  Reports by Company.................................................................    62

                                                  ARTICLE VIII

                              Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.1.  Company May Consolidate, Etc., Only on Certain Terms................................   63
Section 8.2.  Successor Company Substituted.......................................................   64


                                                   ARTICLE IX

                                            Supplemental Indentures

Section 9.1.  Supplemental Indentures Without Consent of Holders..................................   64
Section 9.2.  Supplemental Indentures With Consent of Holders.....................................   65
Section 9.3.  Execution of Supplemental Indentures................................................   67
Section 9.4.  Effect of Supplemental Indentures...................................................   67
Section 9.5.  Conformity with Trust Indenture Act.................................................   67
Section 9.6.  Reference in Securities to Supplemental Indentures..................................   68


                                                   ARTICLE X

                                                   Covenants

Section 10.1. Payment of Principal, Premium and Interest..........................................  68
Section 10.2. Maintenance of Office or Agency.....................................................  68
Section 10.3. Money for Security Payments to be Held in Trust.....................................  69
Section 10.4. Statement by Officers as to Compliance..............................................  70
Section 10.5. Additional Amounts..................................................................  70
Section 10.6. Original Issue Discount.............................................................  72
Section 10.7. Additional Tax Sums.................................................................  73
Section 10.8. Additional Covenants................................................................  73
Section 10.9. Waiver of Certain Covenants.........................................................  74


                                                   ARTICLE XI

                                            Redemption Of Securities

Section 11.1.  Applicability of Article...........................................................   75
Section 11.2.  Election to Redeem; Notice to Trustee..............................................   75
Section 11.3.  Selection of Securities to be Redeemed.............................................   75
Section 11.4.  Notice of Redemption...............................................................   76
Section 11.5.  Deposit of Redemption Price........................................................   77
Section 11.6.  Payment of Securities Called for Redemption........................................   78
Section 11.7.  Securities Redeemed in Part........................................................   78
Section 11.8.  Right of Redemption of Securities Initially Issued to a Trust......................   78


                                                  ARTICLE XII

                                                 Sinking Funds

Section 12.1.  Applicability of Article..........................................................    79
Section 12.2.  Satisfaction of Sinking Fund Payments with Securities.............................    79
Section 12.3.  Redemption of Securities for Sinking Fund.........................................    80


                                                  ARTICLE XIII

                                       Defeasance and Covenant Defeasance

Section 13.1.  Company's Option to Effect Defeasance or Covenant Defeasance......................    81
Section 13.2.  Defeasance and Discharge..........................................................    82
Section 13.3.  Covenant Defeasance...............................................................    82
Section 13.4.  Conditions to Defeasance or Covenant Defeasance...................................    83
Section 13.5.  Deposited Money and Government Obligations to Be Held in Trust;
                 Miscellaneous Provisions........................................................    84
Section 13.6.  Reinstatement.....................................................................    85
Section 13.7.  Qualifying Trustee................................................................    85

                                                  ARTICLE XIV

                                          Subordination of Securities

Section 14.1.  Securities Subordinate to Senior Debt.............................................    86
Section 14.2.  No Payment When Senior Debt in Default; Payment Over of Proceeds
                 Upon Dissolution, Etc...........................................................    86
Section 14.3.  Payment Permitted If No Default...................................................    88
Section 14.4.  Subrogation to Rights of Holders of Senior Debt...................................    88
Section 14.5.  Provisions Solely to Define Relative Rights.......................................    88
Section 14.6.  Trustee to Effectuate Subordination...............................................    89
Section 14.7.  No Waiver of Subordination Provisions.............................................    89
Section 14.8.  Notice to Trustee.................................................................    90
Section 14.9.  Reliance on Judicial Order or Certificate of Liquidating Agent....................    90
Section 14.10. Trustee Not Fiduciary for Holders of Senior Debt..................................    91
Section 14.11. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's
                 Rights..........................................................................    91
Section 14.12.  Article Applicable to Paying Agents..............................................    91

        ..............................................................
   Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:


Trust Indenture
  Act Section                                                               Indenture Section
(s) 310(a)(1)     ........................................................  6.9
       (a)(2)     ........................................................  6.9
       (a)(3)     ........................................................  Not Applicable
       (a)(4)     ........................................................  Not Applicable
       (b)        ........................................................  6.8
                                                                            6.10
(s) 311(a)        ........................................................  6.13
       (b)        ........................................................  6.13
(s) 312(a)        ........................................................  7.1
                                                                            7.2
       (b)        ........................................................  7.2
       (c)        ........................................................  7.2
(s) 313(a)        ........................................................  7.3
       (b)        ........................................................  7.3
       (c)        ........................................................  7.3
       (d)        ........................................................  7.3
(s) 314(a)        ........................................................  7.4
       (a)(4)     ........................................................  1.2
                                                                            10.4
                                                                            10.5
       (b)        ........................................................  Not Applicable
       (c)(1)     ........................................................  1.2
       (c)(2)     ........................................................  1.2
       (c)(3)     ........................................................  Not Applicable
       (d)        ........................................................  Not Applicable
       (e)        ........................................................  1.2
(s) 315(a)        ........................................................  6.1
       (b)        ........................................................  6.2
       (c)        ........................................................  6.1
       (d)        ........................................................  6.1
       (e)        ........................................................  5.14
(s) 316(a)        ........................................................  5.12
       (a)(1) (A) ........................................................  5.2
                                                                            5.12
       (a)(1) (B) ........................................................  5.13
       (a)(2)     ........................................................  Not Applicable
       (b)        ........................................................  5.8
       (c)        ........................................................  1.4
(s) 317(a)(1)     ........................................................  5.3
       (a)(2)     ........................................................  5.4
       (b)        ........................................................  10.3
(s) 318(a)        ........................................................  10.7

-------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

         JUNIOR SUBORDINATED INDENTURE, dated as of ________ __, 2000, between MUTUAL RISK MANAGEMENT LTD., a Bermuda corporation having its principal office at 44 Church Street, Hamilton HM 12 Bermuda (the "Company"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (the "Trustee").

                                   Recitals

         Whereas, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its junior subordinated debt securities in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "Trust") of undivided preferred beneficial interests in the assets of such Trusts (the "Preferred Securities") and undivided common beneficial interests in the assets of such Trusts (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided;

         Whereas, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done; and

         Whereas, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         Now Therefore, This Indenture Witnesseth:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE I

            Definitions and Other Provisions of General Application

         Section 1.1. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

                  (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles;

                  (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

                  (6) whenever the context may require, any gender shall be deemed to include the others;

                  (7) the words "hereby," "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (8) the word "or" is always used inclusively (for example the phrase "A or B" means "A or B or both," not "either A or B but not both").

         "Act" when used with respect to any Holder has the meaning specified in
Section 1.4.

         "Additional Amounts" has the meaning specified in Section 10.5.

         "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date in accordance with Section 3.12, and which shall accrue at the rate per annum specified or determined as specified in such Security.

         "Additional Tax Sums" has the meaning specified in Section 10.7.

         "Additional Taxes" means, in the case of Securities of a series initially issued to a Trust, taxes, duties or other governmental charges imposed on the Trust as a result of a Tax Event (which, for the sake of clarity, does not include amounts required to be deducted or withheld by the Trust from payments made by the Trust to or for the benefit of the Holder of, or any Person that acquires a beneficial interest in, the Securities).

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Company shall not be deemed to include any Trust to which Securities have been issued. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series initially issued to a Trust for so long as such Securities are held by such Trust, the "Corporate Trust Office" (as defined in the related Trust Agreement) of the Property Trustee under the related Trust Agreement, is closed for business.

         "Calculation Agent" with respect to Securities of any series that bear interest determined by reference to a Floating Rate Index, means the Person designated as Calculation Agent by the Company pursuant to Section 3.1 with respect to such series.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" has the meaning specified in the first recital of this Indenture.

         "Common Shares" means the common shares, par value $0.01 per share, of the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of this Indenture is located at 450 West 33rd Street, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

         "Covenant Defeasance" has the meaning specified in Section 13.3.

         "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent and without duplication, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable); (v) every capital lease obligation of such Person; (vi) every obligation of such Person pursuant to derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise; and (viii) any renewals, extensions, refundings, amendments or modifications of any obligation of the type referred to in clauses
(i) through (vii).

         "Defaulted Interest" has the meaning specified in Section 3.8.

         "Defeasance" has the meaning specified in Section 13.2.

         "Delaware Trustee" means, with respect to any Trust, the Person identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.

         "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Company pursuant to Section 3.1 with respect to such Securities.

         "Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

         "Distributions," with respect to the Trust Securities issued by a Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

         "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

         "Event of Default," unless otherwise specified with respect to a series of Securities as contemplated by Section 3.1, has the meaning specified in
Section 5.1.

         "Exchange Act" means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

         "Expiration Date" has the meaning specified in Section 1.4(g).

         "Extension Period" has the meaning specified in Section 3.12.

         "Floating Rate Index" means, with respect to Securities of any series that bear a floating interest rate, the index specified as the Floating Rate Index by the Company pursuant to Section 3.1 with respect to such series.

         "Global Security" means a Security that evidences all or part of the Securities of any series and that bears the legend set forth in Section 2.4 (or such legend as may be specified as contemplated by Section 3.1) issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee.

         "Government Obligation" means (a) any security which is (i) a direct obligation of the United States of America or the government that issued the foreign currency in which such Securities are or may be payable for the payment of which the full faith and credit of the United

States of America or such foreign government is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such foreign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such foreign government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and
(b) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Government Obligation which is specified in clause (a) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Government Obligation which is so specified and held, provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         "Guarantee Agreement" means, with respect to any Trust, the Guarantee Agreement executed by the Company for the benefit of the Holders of the Preferred Securities issued by such Trust as modified, amended or supplemented from time to time.

         "Holder" means a Person in whose name a Security is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be amended or supplemented by one or more amendments or indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such amendment or supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such amendment or supplemental indenture, respectively. The term "Indenture" shall also include the terms of each particular series of Securities established as contemplated by Section 3.1.

         "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

         "Investment Company Act" means the Investment Company Act of 1940 or any successor statute thereto, in each case as amended from time to time.

         "Investment Company Event" means the receipt by a Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that such Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Preferred Securities of such Trust.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind.

         "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or any installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 5.1(d) or 5.1(e).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company or any Affiliate of the Company.

         "Original Issue Date" means the date of issuance specified as such in each Security.

         "Outstanding" means, when used with respect to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities as to which Defeasance has been effected pursuant to Section 13.2;

                  (iv) Securities which have been paid pursuant to Section 3.7 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to the provisions of this Indenture unless proof satisfactory to the Trustee is presented that any such

         Securities are held by a bona fide purchaser in whose hands such Securities are valid, binding and legal obligations of the Company; and

                  (v) Securities converted or exchanged into other securities of the Company if the terms of such Securities provide for conversion or exchange pursuant to Section 3.1;

provided, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or any Affiliate of the Company or such obligor, and subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. Notwithstanding anything herein to the contrary, Securities of any series initially issued to a Trust that are owned by such Trust shall be deemed to be Outstanding notwithstanding the ownership by the Company or an Affiliate of any beneficial interest in such Trust.

         "Paying Agent" means any Person authorized by the Company to pay the principal of, any premium or interest on or other amounts with respect to any Securities on behalf of the Company.

         "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, government or any agency or political subdivision thereof or any other entity of whatever nature.

         "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of, any premium and interest on or other amounts with respect to the Securities of such series are payable as specified pursuant to Section 3.1.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any Security authenticated and delivered under Section 3.7 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Securities" has the meaning specified in the first recital of this Indenture.

         "Proceeding" means, in respect of any Person, (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to such Person, its creditors or its property, (ii) any proceeding for the liquidation, dissolution or other winding up of such Person, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (iii) any assignment by such Person for the benefit of creditors or (iv) any other marshaling of the assets of such Person.

         "Property Trustee" means, with respect to any Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed fixed by or pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of such series, the date that is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

         "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any senior trust officer, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Rights Plan" means a plan of the Company providing for the issuance by the Company to all holders of its Common Shares of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Company which rights (i) are deemed to be transferred with such shares of such Common Shares and (ii) are also issued in respect of future issuances of such Common Shares, in each case until the occurrence of a specified event or events.

         "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.6.

         "Senior Debt" means the principal of, any premium and interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding) and other amounts in respect of all Debt of the Company, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Securities or to other Debt that is pari passu with, or subordinated to, the Securities, provided, that Senior Debt shall not be deemed to include (a) any Securities, (b) any Debt of the Company that, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Company, (c) any Debt of the Company to any of its Subsidiaries, (d) any Debt of the Company to any employee of the Company and (e) trade accounts payable of the Company.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.8.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or any interest (including any Additional Interest) thereon, or any Additional Amounts with respect thereto, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest (including any Additional Interest) is, or such other amounts are, due and payable, as such date may, in the case of the Stated Maturity of the principal on any Security, be shortened or extended as provided in such Security and this Indenture and, in the case of any installment of interest, subject to the deferral of any such date in the case of any Extension Period.

         "Subsidiary" means, in respect of any Person, a Person more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries, or by such Person and one or more other Subsidiaries. For purposes of this definition,

"voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Tax Event" means the receipt by a Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or (b) any judicial decision or any official administrative pronouncement (including any private letter ruling, technical advice memorandum or field service advice) or regulatory procedure (an "Administrative Action"), regardless of whether such judicial decision or Administrative Action is issued to or in connection with a proceeding involving the Company or such Trust and whether or not subject to review or appeal, which amendment, change, judicial decision or Administrative Action is enacted, promulgated or announced, in each case, on or after the date hereof, there is more than an insubstantial risk that (i) such Trust is, or will be within 90 days of the date of such opinion, subject to United States Federal income tax with respect to income received or accrued on the securities held by such Trust, (ii) interest payable by the Company or original issue discount accruing on Securities issued to such Trust is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (iii) such Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Trust" has the meaning specified in the first recital of this Indenture.

         "Trust Agreement" means, with respect to any Trust, the trust agreement or other governing instrument of such Trust.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in effect on the date of this Indenture; provided, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Securities" has the meaning specified in the first recital of this Indenture.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         Section 1.2. Compliance Certificates and Opinions.

         (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate, stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

         (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 1.3. Forms of Documents Delivered to Trustee.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows after reasonable inquiry that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows after reasonable inquiry that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (d) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officers' Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally received in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities.

         Section 1.4. Acts of Holders; Record Dates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and any agent of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Securities Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in paragraph (f) of this Section. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect). Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

         (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect). Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

         (g) With respect to any record date set pursuant to paragraph (e) or
(f) of this Section, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided, that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

         (h) Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         Section 1.5. Notices, Etc. to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

         (a) the Trustee by any Holder, any holder of Preferred Securities or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (b) the Company by the Trustee, any Holder or any holder of Preferred Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Company, addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

         Section 1.6. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. If, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of any Security, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient notification for every purpose hereunder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 1.7. Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         Section 1.8. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.9. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 1.10. Separability Clause.

         If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.11. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Debt, the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1.12. Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         Section 1.13. Non-Business Days.

         If any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest, premium or principal on or other amounts in respect of such Security need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity.

         Section 1.14. Indenture and Securities Solely Corporate Obligations.

         No recourse for the payment of the principal of, any premium or interest on, or other amounts in respect of, any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.

         Section 1.15. Submission to Jurisdiction.

         The Company agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture on the Securities may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding. The Company also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any immunity from jurisdiction and any immunity from legal process (whether through services of notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. The Company hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Indenture, CT Corporation, 111 8th Avenue, New York, New York 10011, as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to Mutual Risk Management Ltd., 44 Church Street, Hamilton HM 12 Bermuda, Attention: General Counsel), brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or the obligations of the Company hereunder remain outstanding until the appointment of a successor by the Company and such successor's acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said CT Corporation in full force and effect so long as any of the Securities or the obligations of the Company hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action. Nothing herein shall affect the right of the Trustee or any Holder to institute proceedings against the Company in the courts of any other jurisdiction or jurisdictions.

                                  ARTICLE II

                                Security Forms

         Section 2.1. Forms Generally.

         The Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.

         Section 2.2. Form of Face of Security.

                          Mutual Risk Management Ltd.
                              [Title of Security]


No.                                                             $

         MUTUAL RISK MANAGEMENT LTD., a corporation organized and existing under the laws of Bermuda (hereinafter called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of __________ Dollars on __________ __, ___ [if the Security is a Global Security, then insert-- or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture,] [; provided, that the Company may shorten or extend the Stated Maturity of the principal of this Security to a date not earlier than ________ and not later than ________ at any time on one or more occasions, subject to certain conditions specified in Section 3.15 of the Indenture.] The Company further promises to pay interest on said principal sum from , or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually] [if applicable, insert--(subject to deferral as set forth herein)] in arrears on [insert applicable Interest Payment Dates] of each year, commencing , , at the rate [if fixed rate, insert -- of %] [if floating rate, insert --- equal to % in excess of the Floating Rate Index] per annum, [if applicable, insert -- together with Additional Tax Sums, if any, as provided in Section 10.7 of the Indenture] until the principal hereof is paid or duly provided for or made available for payment [if applicable, insert-- ; provided, that any overdue principal, premium, Additional Amounts, Additional Tax Sums and any overdue installment of interest shall bear additional interest at the rate [if fixed rate, insert --- of %] [if floating rate, insert --- equal to % in excess of the Floating Rate Index] per annum (to the extent that the payment of such interest shall be legally enforceable), compounded [monthly] [quarterly] [semi-annually], from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The Company is also obligated to pay any Additional Amounts as described in Section 10.5 of the Indenture. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by [twelve/four/two]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment [if applicable, insert--, which shall be the [____________ or ____________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         [If applicable, insert--So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to consecutive [monthly] [quarterly] [semi- annual] interest payment periods with respect to each deferral period (each an "Extension Period") [If applicable, insert--, during which Extension Periods the Company shall have the right to make no payments or partial payments of interest on any Interest Payment Date, and] at the end of which the Company shall pay all interest then accrued and unpaid including any Additional Interest, as provided below; provided, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security [If Stated Maturity can be shortened or extended, insert--, as then in effect,] and no such Extension Period may end on a date other than an Interest Payment Date; and provided, further, that during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal of or any interest or premium on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock,
(c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, the issuance of rights, stock or other property under any Rights Plan or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided, that no Extension Period shall exceed consecutive [monthly] [quarterly] [semi-annual] interest payment periods, extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of [if fixed rate, insert -- %] [if floating rate, insert -- equal to % in excess of the Floating Rate Index] per annum, compounded [monthly] [quarterly] [semi-annually] and calculated as set forth in the first paragraph of this Security, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment. The Company shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral [if applicable, insert--or so long as such Securities are held by [insert name of applicable Trust], at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such Trust would be payable but for such deferral and (ii) the date on which the Administrative Trustees of such Trust are required to give notice to holders of such Preferred Securities of the record date or the date such Distributions are payable].

         Payment of the principal of, any premium and interest on or any Additional Amounts with respect to this Security will be made at the office or agency of the Company maintained for that purpose in the [insert Place of Payment], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer to an account at a banking institution in the United States that the Holder designates in writing to the Trustee at least 10 Business Days prior to the Interest Payment Date].

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and
(c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                             MUTUAL RISK MANAGEMENT LTD.


                                        By:_____________________________________
                                           Name:
                                           Title:

Attest:


__________________________________
[Secretary or Assistant Secretary]

         Section 2.3. Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under the Junior Subordinated Indenture, dated as of ___ _, ___ (herein called the "Indenture"), between the Company and The Chase Manhattan Bank as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert--, limited in aggregate principal amount to $___________].

         All terms used in this Security that are defined in the Indenture [if applicable, insert--or in the Amended and Restated Trust Agreement, dated as of _________, ___ (as modified, amended or supplemented from time to time, the "Trust Agreement"), relating to [insert name of Trust] (the "Trust") among Mutual Group Ltd., a Delaware corporation, as Depositor, the Company, as Issuer, the Trustees named therein and the Holders from time to time of the Trust Securities issued pursuant thereto,] shall have the meanings assigned to them in the Indenture [if applicable, insert--or the Trust Agreement, as the case may be].

         The terms of this Security include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act. This Security is subject to all such terms and the Holder of this Security is referred to the Indenture and the Trust Indenture Act for a statement of such terms.

         [If applicable, insert--The Company may at any time, at its option, on or after _________, ____, and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time, at [if applicable, insert-- the following Redemption Prices (expressed as percentages of the principal amount hereof):

         If redeemed during the 12-month period beginning _____________,


                                           Redemption
                    Year                      Price
                    ----                   ----------



and thereafter at a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest [if applicable, insert--, including any Additional Interest,] to but excluding the date fixed for redemption,] [a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest [if applicable, insert--, including any Additional Interest,] to but excluding the date fixed for redemption.]

         [If applicable, insert--In addition, upon the occurrence and during the continuation of a Tax Event or an Investment Company Event in respect of the Trust, the Company may, at its option, at any time within 90 days of the occurrence and during the continuation of such Tax Event or Investment Company Event, as the case may be, redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture, at a redemption price equal to [insert formula].

         [If the Security is subject to redemption of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert - The Securities of this series are not redeemable prior to Stated Maturity.]

         [The Indenture contains provisions for satisfaction and discharge of [the entire indebtedness of] [or] [certain restrictive covenants and Events of Default with respect to] this Security [, in each case] upon compliance by the Company with certain conditions set forth in the Indenture.]

         The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         [If the Security is not a Discount Security, insert--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) [if applicable, insert--, provided, that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee]; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided, that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIV of the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, any premium and interest [insert if applicable--including any Additional Interest)] on and any Additional Amounts with respect to this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $_______ and any integral multiple of $____________ in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

         The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         Section 2.4. Additional Provisions Required in Global Security.

         Unless otherwise specified as contemplated by Section 3.1, any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

         "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS

         EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE."

         Section 2.5. Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within - mentioned Indenture.

Dated:

                                        THE CHASE MANHATTAN BANK,

                                        as Trustee

                                        By:_____________________________________
                                              Authorized officer




                                  ARTICLE III

                                The Securities

         Section 3.1. Title and Terms.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and set forth in an Officers' Certificate or established in one or more indentures supplemental hereto:

                (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

                  (b) the limit, if any, upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to the provisions of this Indenture and except for any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                  (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof, and any dates on which or circumstances under which, the Company shall have the right to extend or shorten such Stated Maturity or Maturities;

                  (d) the rate or rates at which the Securities of such series shall bear interest, if any, and, if such interest is determined by reference to a floating interest rate, the Floating Rate Index and Calculation Agent, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the date or dates from which any such interest or Additional Interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.12 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

                  (e) the place or places where the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

                  (f) the obligation of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of the Company or a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation or option;

                  (g) if the amount of principal of or any premium or interest on any Securities of such series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (h) if other than Dollars, the currency or currencies (including any currency unit or units) in which the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for any purpose, including for purposes of the definition of Outstanding;

                  (i) if the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of, any premium or interest on or any Additional Amounts with respect to such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable or the manner in which such amount shall be determined;

                  (j) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

                  (k) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined;

                  (l) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 13.2 or
         Section 13.3 or both such Sections;

                  (m) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends that shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (n) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

                  (o) the appointment of any Paying Agent or agents for the Securities of such series;

                  (p) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

                  (q) if such Securities are to be initially issued to a Trust, the form or forms of the Trust Agreement and Guarantee Agreement relating thereto;

                  (r) if other than as set forth herein, the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not;

                  (s) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof; and

                  (t) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(e)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         The Securities shall be subordinated in right of payment to Senior Debt as provided in Article XIV.

         Section 3.2. Denominations.

         The Securities of each series shall be issuable only in registered form without coupons and in denominations of $1,000 and any integral multiple of $1,000 in excess thereof, unless otherwise specified as contemplated by Section 3.1.

         Section 3.3. Execution, Authentication, Delivery and Dating.

         (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating:

                (i) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                (ii) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, indemnities or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         (c) Notwithstanding the provisions of Section 3.1 and of paragraph (b) of this Section, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to paragraph (b) of this Section at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         (d) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         (e) Each Security shall be dated the date of its authentication.

         Section 3.4. Temporary Securities.

         (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         (b) If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 3.5. Global Securities.

         (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee and the Company in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security and no qualified successor is appointed by the Company within 90 days of receipt by the Company of such notice, (ii) such Depositary has ceased to be a clearing agency registered under the Exchange Act and no qualified successor is appointed by the Company within 90 days after its receipt of notice or its becoming aware of such event, (iii) the Company executes and delivers to the Trustee a Company Order stating that the Company elects to terminate the book-entry system through the Depositary or (iv) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

         (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Trustee shall, subject to this Section and as otherwise provided in this Article, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

         (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article, Section 9.6 or 11.7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         (e) Securities distributed to holders of Book-Entry Preferred Securities (as defined in the applicable Trust Agreement) upon the dissolution of a Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Preferred Securities other than Book-Entry Preferred Securities upon the dissolution of a Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

         (f) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

         (g) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

         (h) The registered holder of a Global Security may grant proxies to any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture and the Securities.


         Section 3.6. Registration, Transfer and Exchange.

         (a) The Company shall cause to be kept at the Corporate Trust Office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities (the "Securities Register"). The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         (b) Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company designated for that purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount.

         (c) At the option of the Holder, Securities of a series may be exchanged for other Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

         (d) All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         (e) Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         (f) No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

         (g) The Company shall not be required to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any such Security to be redeemed in part.

         (h) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

         Section 3.7. Mutilated, Destroyed, Lost and Stolen Securities.

         (a) If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, of like tenor and aggregate principal amount and bearing a number not contemporaneously outstanding.

         (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, of like tenor and principal amount as such destroyed, lost or stolen Security and bearing a number not contemporaneously outstanding.

         (c) If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         (d) Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         (e) Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 3.8. Payment of Interest and Additional Interest; Interest Rights Preserved.

         (a) Except as otherwise contemplated by Section 3.1 with respect to any series of Securities, interest and Additional Interest on any Security of any series that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest and any Additional Interest payable on the Stated Maturity, redemption or repayment of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities.

         (b) Any interest on any Security of any series that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment at least 30 days prior to such date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.6 not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date; or

                  (ii) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed and, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         (c) Unless otherwise provided in or pursuant to this Indenture or any supplemental indenture, interest on the Securities of any series will be payable, at the option of the Company, (i) by check mailed to the address of the Holder as such address appears in the Securities Register for the Securities of such series or (ii) by wire transfer to an account at a banking institution in the United

States that the Holder designates in writing to the Trustee at least 10 Business Days prior to the Interest Payment Date.

         Section 3.9. Persons Deemed Owners.

         (a) Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, any premium and (subject to Section 3.8) interest on and any other amounts with respect to such Security and for all other purposes whatsoever, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         (b) No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee or any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

         Section 3.10. Cancellation.

         All Securities surrendered for payment, redemption, transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder that the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary practices and the Trustee shall deliver to the Company a certificate of such disposition.

         Section 3.11. Computation of Interest.

         Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any partial month in such period, and interest on the Securities of each series for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.

         Section 3.12. Deferrals of Interest Payment Dates.

         If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each such period, an "Extension Period"), during which Extension Periods the Company shall have the right to make no payments or partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities together with any Additional Interest thereon at the rate specified for the Securities of such series to the extent permitted by applicable law; provided, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; and provided, further, that during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal of or any interest or premium on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged,
(d) any declaration of a dividend in connection with any Rights Plan, the issuance of rights, stock or other property under any Rights Plan or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided, that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by Section 3.1. The Company shall give the Holders of the Securities of such series and the Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to any Securities of a series initially issued to a Trust, so long as any such Securities are held by such Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such Trust would be payable but for such deferral and (ii) the date on which the Property Trustee of such Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable.

         Section 3.13. Right of Set-Off.

         With respect to the Securities of a series initially issued to a Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee Agreement relating to such Security or to a holder of Preferred Securities pursuant to an action undertaken under Section 5.8 of this Indenture.

         Section 3.14. Agreed Tax Treatment.

         Each Security issued hereunder shall provide that the Company and, by its acceptance or acquisition of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a direct or indirect beneficial interest in, such Security, intend and agree to treat such Security as indebtedness of the Company for United States Federal, state and local tax purposes and, with respect to Securities of a series initially issued to a Trust, to treat Preferred Securities of such Trust (including but not limited to all payments and proceeds with respect to such Preferred Securities) as an undivided beneficial ownership interest in the Securities (and payments and proceeds therefrom, respectively) for United States Federal, state and local tax purposes. The provisions of this Indenture shall be interpreted to further this intention and agreement of the parties.

         Section 3.15. Shortening and Extending Stated Maturity.

         (a) If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of any series, the Company shall have the right to shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series. In the event that the Company elects to shorten the Stated Maturity of the Securities of such series, it shall give written notice to the Trustee.

         (b) If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of any series, the Company shall have the right to extend the Stated Maturity of the principal of the Securities of such series at any time. In the event that the Company elects to extend the Stated Maturity of the Securities of such series, it shall give written notice to the Trustee.

         Section 3.16. CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption and other similar or related materials as a convenience to Holders; provided, that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE IV

                          Satisfaction and Discharge

         Section 4.1. Satisfaction and Discharge of Indenture.

         Upon a Company Request, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and as otherwise provided in this Section) and the Trustee, on the demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (a) either

                  (i) all Securities theretofore authenticated and delivered (other than (A) Securities that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.7 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities not theretofore delivered to the Trustee for cancellation

                           (A)   have become due and payable, or

                           (B) will become due and payable at their Stated Maturity within one year of the date of deposit, or

                           (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of paragraph (ii)(A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose (x) an amount in the currency or currencies in which the Securities of such series are payable, (y) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount or (z) a combination thereof, in each case where any Government Obligations are deposited, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, any premium and interest (including any Additional Interest) thereon and any Additional Amounts in respect thereof to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating

Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to paragraph (a)(ii) of this Section, the obligations of the Trustee under Section 4.2 and Section 10.3(e) shall survive.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to this Section or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Section 4.2. Application of Trust Money.

         Subject to the provisions of Section 10.3(e), all money and Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium, interest (including any Additional Interest) and Additional Amounts for the payment of which such money and Government Obligations (including the proceeds thereof) have been deposited with or received by the Trustee. Moneys held by the Trustee under this Section shall not be subject to the claims of holders of Senior Debt under Article XIV.

                                   ARTICLE V

                                   Remedies

         Section 5.1. Events of Default.

         "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) except as may be specified pursuant to Section 3.1:

         (a) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, or any Additional Amounts payable with respect thereto, when such interest becomes, or such Additional Amounts become, due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

         (b) default in the payment of the principal of or any premium on any Security of that series at its Maturity, or any Additional Amounts payable with respect thereto, when such principal or premium becomes, or such Additional Amounts become, due and payable at their Maturity; or

         (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of such series; or

         (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is specifically dealt with elsewhere in this Section or that has expressly been included in this Indenture solely for the benefit of series of Securities other than such series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities that gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; or

         (e) a default under any (i) indebtedness for any money borrowed by the Company (including a default with respect to Securities of any series other than that series), (ii) mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, or (iii) guarantee of payment for money borrowed, which default shall consist of a payment default at the stated maturity thereof, after giving effect to any applicable grace period, or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness or accelerated indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness or accelerated indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; provided, that a default shall exist under this subsection only if the aggregate principal amount outstanding under all such indebtedness that is so in default or has become due prior to the date on which it would otherwise become due and payable exceeds $40,000,000; or

         (f) the Company shall fail within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $40,000,000, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; or

         (g) the entry by a court having jurisdiction in the premises of a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the Company's property, or ordering the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (h) the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking pos session by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the Company's property, or the making by the Company of an assignment for the benefit of creditors, or the admission by it in writing of the Company's inability to pay its debts generally as they become due, or the authorization of any such action by the Board of Directors; or

         (i) any other Event of Default provided with respect to Securities of that series.

         Section 5.2. Acceleration of Maturity; Rescission and Annulment.

         (a) If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in Section 5.1(g) or (h)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount of, all unpaid accrued interest (including any Additional Interest) and premium on and Additional Amounts with respect to all of the Securities of that series (or, if the Securities of that series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided, that in the case of the Securities of a series initially issued to a Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series fail to declare the principal of all the Outstanding Securities of such series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Preferred Securities issued by such Trust then outstanding shall have the right to make such declaration by a notice in writing to the Property Trustee, the Company and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of accrued interest (including any Additional Interest), premium and Additional Amounts on all the Securities of such series shall become immediately due and payable; provided, that the payment of principal and interest and all other amounts due with respect to such Securities shall remain subordinated to the extent provided in Article XIV.

         If an Event of Default specified in Section 5.1(g) or (h) occurs, all unpaid principal of, accrued interest (including any Additional Interest) and premium on and Additional Amounts with respect to the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

         (b) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Property Trustee (in the case of the Securities of a series initially issued to a Trust), the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                        (A) all overdue installments of interest (including
                Additional Interest) on all Securities of such series and any Additional Amounts with respect thereto,

                        (B) the principal of and any premium on any Securities
                of such series that have become due otherwise than by such declaration of acceleration and any Additional Amounts with respect thereto and any interest thereon at the rate prescribed therefor in such Securities,

                        (C) all overdue sinking fund payments with respect to
                Securities of such series and interest thereon at the rate prescribed therefor in such Securities,

                        (D) to the extent that payment of such interest is
                lawful, interest upon overdue installments of interest (including any Additional Interest) and Additional Amounts at the rate prescribed therefor in such Securities, and

                        (E) all sums paid or advanced by the Trustee hereunder
                and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                (ii) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

         (c) In the case of Securities of a series initially issued to a Trust, if the Holders of such Securities fail to annul such declaration and waive such default, the holders of not less than a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Preferred Securities issued by such Trust then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Property Trustee, the Company and the Trustee, subject to the satisfaction of the conditions set forth in paragraph (b) of this Section 5.2. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

         (a) The Company covenants that if:

                  (i) default is made in the payment of any installment of interest (including any Additional Interest) on or any Additional Amounts, payable with respect to such interest, with respect to any Security of any series when such interest or Additional Amounts become due and payable and such default continues for a period of 30 days, or

                  (ii) default is made in the payment of the principal of or any premium on any Security or any Additional Amounts with respect thereto at the Maturity thereof, or

                  (iii) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security of any series,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, any premium and interest (including any Additional Interest) and any Additional Amounts and, to the extent that such interest shall be legally enforceable, interest on any overdue principal, premium, interest (including Additional Interest) and Additional Amounts at the rate prescribed therefor in such Securities, and in addition thereto, all amounts owing to the Trustee, its agents and counsel under Section 6.7.

         (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Security, wherever situated.

         (c) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the

Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 5.4. Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company or any other obligor upon the Securities, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay any amounts due the Trustee, its agents and counsel under Section 6.7.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         Section 5.5. Trustee May Enforce Claims Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to
Article XIV and after provision for the payment of all the amounts owing the Trustee, its agents and counsel under Section 6.7, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 5.6. Application of Money Collected.

         Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal, any premium or interest (including any Additional Interest) or any Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee, its agents and counsel under Section 6.7;

         SECOND: Subject to Article XIV, to the payment of the amounts then due and unpaid for principal and any premium, interest (including any Additional Interest) and any Additional Amounts on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, any premium and interest (including any Additional Interest) and any Additional Amounts, respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto.

         Section 5.7. Limitation on Suits.

         Subject to Section 5.8, no Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding for 60 days; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         Section 5.8. Unconditional Right of Holders to Receive Principal, Premium, Interest and Additional Tax Sums; Direct Action by Holders of Preferred Securities.

         Notwithstanding any other provision in this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on and any Additional Amounts with respect to such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series initially issued to a Trust, any registered holder of the series of Preferred Securities issued by such Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(a) or
(b), to institute a suit directly against the Company for enforcement of payment to such holder of principal of, any premium and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Preferred Securities held by such holder.

         Section 5.9.  Restoration of Rights and Remedies.

         If the Trustee, any Holder or any holder of Preferred Securities issued by any Trust has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Preferred Securities, then and in every such case the Company, the Trustee, such Holders and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Holder and such holder of Preferred Securities shall continue as though no such proceeding had been instituted.

         Section 5.10. Rights and Remedies Cumulative.

         Except as otherwise provided in Section 3.7(f), no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11. Delay or Omission Not Waiver.

         No delay or omission of the Trustee, any Holder of any Securities or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Preferred Securities, as the case may be.

         Section 5.12. Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided, that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture,

         (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

         (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

         Section 5.13. Waiver of Past Defaults.

         (a) The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series affected thereby and, in the case of any Securities of a series initially issued to a Trust, the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the Preferred Securities issued by such Trust may waive any past Event of Default hereunder with respect to such series and its consequences, except an Event of Default:

                 (i) in the payment of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any Security of such series (unless such Event of Default has been cured and the Company has paid to or deposited with the Trustee a sum sufficient to pay all matured installments of interest (including any Additional Interest) and all principal of, any premium on and all Additional Amounts with respect to, all Securities of that series due otherwise than by acceleration), or

                  (ii) in respect of a covenant or provision hereof that under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         (b) Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series or, in the case of a waiver by holders of Preferred Securities issued by such Trust, by all holders of Preferred Securities issued by such Trust.

         (c) Upon any such waiver, such Event of Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         Section 5.14. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, omitted or suffered by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any Security on or after the Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

         Section 5.15. Waiver of Usury, Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  The Trustee

         Section 6.1. Certain Duties and Responsibilities.

         The rights, immunities, duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reason able grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 6.2. Notice of Defaults.

         If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default actually known to the Trustee within 90 days after it occurs unless such default shall have been cured or waived; provided, that except in the case of a default in the payment of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any Securities of any series or in the making of any sinking fund payment payable with respect to Securities of any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interest of Holders of Securities of that series; and provided, further, that in the case of any default of the character specified in Section 5.1(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         Section 6.3. Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture;

         (i) no permissive power or authority available to the Trustee shall be construed to be a duty;

         (j) the Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee assigned to its Corporate Trust Office shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof from the Company or a Holder; and

         (k) in the event that the Trustee is also acting as Paying Agent, Authenticating Agent, Calculation Agent or Transfer Agent and Securities Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article shall also be afforded such Paying Agent, Authenticating Agent, Calculation Agent or Transfer Agent and Securities Registrar.

         Section 6.4. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

         Section 6.5. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

         Section 6.6. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder, except as otherwise agreed with the Company.

         Section 6.7. Compensation and Reimbursement.

         (a) The Company agrees:

                  (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (ii) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (iii) to indemnify the Trustee and its officers, directors, agents and employees for, and to hold them harmless against, any loss, liability, damage, claim or expense (including the reasonable compensation, expenses and disbursements of its counsel and agents) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of the Trustee's duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         (b) The Trustee shall have a lien prior to the Securities upon all property and funds held or collected by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

         (c) Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(g) or 5.1(h) occurs, the expenses (including the reasonable charges and expenses of its agents and counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal, State or foreign bankruptcy, insolvency or other similar law.

         (d) The obligations of the Company under this Section shall survive the satisfaction and discharge of this Indenture, the defeasance of the Securities and the earlier resignation or removal of the Trustee.

         Section 6.8. Conflicting Interests.

         (a) If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or under any other indenture with respect to securities issued or guaranteed by the Company.

         (b) The Trust Agreement and the Guarantee Agreement with respect to each Trust shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         Section 6.9.  Corporate Trustee Required; Eligibility.

         There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be the Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

         Section 6.10. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

         (d) If at any time:

                  (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company, by a Board Resolution, may remove the Trustee with respect to the Securities of all series issued hereunder or (y) subject to Section 5.14, any such Holder may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of all series issued hereunder and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 5.14, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         Section 6.11. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring

Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 6.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

         Section 6.13. Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         Section 6.14. Appointment of Authenticating Agent.

         (a) The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue (in accordance with procedures acceptable to the Trustee) and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.7, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent eligible under the provisions of this Section, which shall be acceptable to the Company, and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

         (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         (e) If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

Dated:
                                       THE CHASE MANHATTAN  BANK,
                                       As Trustee

                                       By:_______________________________,
                                              As Authenticating Agent

                                       By:______________________________
                                              Authorized Officer


                                  ARTICLE VII

               Holder's Lists and Reports by Trustee and Company

         Section 7.1. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

                  (a) 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the Company and has not otherwise been received by the Trustee in its capacity as Securities Registrar.

         Section 7.2. Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

         Section 7.3. Reports by Trustee.

         (a) If required by Section 3.13(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each September 15 following the date of this Indenture, deliver to the Holders a brief report, dated as of such September 15, which complies with the provisions of Section 313(a) of the Trust Indenture Act.

         (b) The Trustee shall transmit to Holders such other reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange or system upon which any Securities are listed or traded, with the Commission and with the Company. The Company shall notify the Trustee when any Securities are listed or traded on any securities exchange or system.

         Section 7.4. Reports by Company.

         (a) The Company shall furnish to the Holders and to prospective purchasers of Securities that are not registered under the Securities Act, upon their request, the information required to be furnished pursuant to Rule 144A(d)(4) under the Securities Act.

         (b) The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission.

                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease

         Section 8.1. Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

         (a) if the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be a corporation existing under the laws of the United States of America, any State thereof, the District of Columbia or Bermuda and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to all the Securities of every series and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section.

         Section 8.2. Successor Company Substituted.

         (a) Upon any consolidation of the Company with, or merger of the Company into, any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

         (b) Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

         (c) In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                  ARTICLE IX

                            Supplemental Indentures

         Section 9.1. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company (when authorized by a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

                  (b) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (c) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (d) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided, that any such addition, change or elimination shall (i) become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (ii) shall not apply to any Outstanding Securities; or

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (g) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided, that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect or, in the case of the Securities of a series initially issued to a Trust and for so long as any of the corresponding series of Preferred Securities issued by such Trust shall remain outstanding, the holders of such Preferred Securities; or

                  (h) to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.

         Section 9.2. Supplemental Indentures With Consent of Holders.

         (a) With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of such Holders delivered to the Company and the Trustee, the Company, by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture;

provided, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series affected thereby,

                  (i) change the Stated Maturity of the principal of, any premium or any installment of interest (including any Additional Interest) on or any Additional Amounts with respect to any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts with respect to or any premium payable upon the redemption thereof or otherwise, or reduce the amount of principal of a Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, modify the calculation of the rate of interest on any Security or change the date on which any Security may be redeemed, or change the Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon or any Additional Amount with respect thereto is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or, in the case of redemption, on or after the Redemption Date, or

                  (ii) reduce the percentage in aggregate principal amount of the Outstanding Securities of any series, the consent of whose Holders is required to enter into any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provisions of this Indenture or any default hereunder and their consequences provided for in this Indenture, or

                  (iii) modify any of the provisions of this Section, Section
         5.13 or Section 10.9, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.9, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 9.1(f), or

                  (iv) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner that would adversely affect the interests of any Holder of Securities of that series;

provided, that, in the case of the Securities of a series initially issued to a Trust, so long as any of the corresponding series of Preferred Securities issued by such Trust remains outstanding, (x) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Preferred Securities then outstanding unless and until the principal of and any premium on the Securities of such series and all accrued and (subject to Section 3.12) unpaid interest (including any Additional Interest) thereon and all Additional Amounts with respect thereto have been paid in full and (y) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Preferred Securities issued by any Trust provided therein without the prior consent of the holders of each such Preferred Security then outstanding unless and until the principal of and any premium on the Securities of such series and all accrued and (subject to Section 3.12) unpaid interest (including any Additional Interest) thereon have been paid in full.

         (b) A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or any corresponding series of Preferred Securities of a Trust that holds the Securities of any series, or that modifies the rights of the Holders of Securities of such series or holders of such Preferred Securities of such corresponding series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or holders of Preferred Securities of any other such corresponding series.

         (c) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.3. Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, responsibilities or immunities under this Indenture or otherwise.

         Section 9.4. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.5. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 9.6. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                   Covenants

         Section 10.1. Payment of Principal, Premium and Interest

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest (including any Additional Interest) on and Additional Amounts with respect to the Securities of that series in accordance with the terms of such Securities and this Indenture.

         Section 10.2. Maintenance of Office or Agency.

         (a) The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         (b) The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such office or agency.

         Section 10.3. Money for Security Payments to be Held in Trust.

         (a) If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, any premium or interest (including any Additional Interest) on and any Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, any premium or interest (including any Additional Interest) and any Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its failure so to act.

         (b) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to 10:00 a.m., New York City time, on each due date of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided in the Trust Indenture Act and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

         (c) The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of, any premium or interest (including any Additional Interest) on and any Additional Amounts with respect to any Security and remaining unclaimed for two years after such principal, any premium or interest or any such Additional Amount has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 10.4. Statement by Officers as to Compliance.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate covering the preceding fiscal year, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance or observance with any of the terms, provisions, covenants and conditions of this Indenture (without regard to any grace period or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 10.5. Additional Amounts

         (a) All payments of principal of and premium, if any, interest and any other amounts on, or in respect of, the Securities of any series shall be made without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Bermuda or any other jurisdiction in which the Company is organized or resident for tax purposes (each, a "taxing jurisdiction") or any political subdivision or taxing authority thereof or therein, unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of a taxing jurisdiction or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including a holding by a court of competent jurisdiction or by a taxing authority in a taxing jurisdiction or any political subdivision thereof). If any withholding or deduction at source is required, the Company shall, subject to the limitations and exceptions set forth below, pay to the Holder of any such Security such additional amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Security and this Indenture to be then due and payable (the "Additional Amounts"); provided, that the Company shall not be required to make payment of such Additional Amounts for or on account of:

                    (i) any tax, fee, duty, assessment or governmental charge of whatever nature that would not have been imposed but for the fact that such Holder or the beneficial owner of such Security (other than a Trust): (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant taxing jurisdiction or any political subdivision thereof of therein or otherwise had some connection with the relevant taxing jurisdiction or any political subdivision thereof or therein other than by reason of the mere ownership of, or receipt of payment under, such Security; (B) presented such Security for payment in the relevant taxing jurisdiction or any political subdivision thereof or therein, unless such Security could not have been presented for payment elsewhere; or (c) presented such Security more than 30 days after the date on which the payment in respect of such Security first became due and payable, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of 30 days;

                    (ii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, fee, duty, assessment or other governmental charge; or

                    (iii) any tax, fee, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (other than a Trust) to comply, within 90 days, with any reasonable request by the Company addressed to the Holder or such beneficial owner (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the relevant taxing jurisdiction or any political subdivision thereof or therein as a precondition to exemption from all or part of such tax, fee, duty, assessment or other governmental charge;

nor shall Additional Amounts be paid with respect to any payment of the principal of, or premium, if any, interest or any other amounts on, any such Security to any Holder where the beneficial owner of such Security is a fiduciary or partnership to the extent such payment would be required by the laws of the relevant taxing jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary with respect to such fiduciary or partner of such partnership that would not have been entitled to such Additional Amounts had it been the Holder of the Security.

         (b) Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

         (c) Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, at least 10 days prior to the first Interest Payment Date with respect to a series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below- mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, interest or any other amounts on the Securities of such series shall be made to Holders of Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section. If any such withholding shall be required, then such Officer's Certificate shall specify by jurisdiction in which the Holders are resident for tax purposes the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section.

         Section 10.6. Original Issue Discount.

         For each year during which any Discount Securities are Outstanding, the Company shall furnish to each Paying Agent in a timely fashion such information as may be reasonably requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includible in income for each $25 of principal amount at Stated Maturity of outstanding Securities during such year.

         Section 10.7. Additional Tax Sums.

         In the case of the Securities of a series initially issued to a Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 2.1 or Section 3.1, if (a) a Trust is the Holder of all of the Outstanding Securities of such series and (b) a Tax Event described in clause (i) or (iii) in the definition of Tax Event in
Section 1.1 has occurred and is continuing in respect of such Trust, the Company shall pay to such Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Securities of such series, such additional amounts as may be necessary in order that the amount of Distributions then due and payable by such Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "Additional Tax Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Tax Sums provided for in this Section to the extent that, in such context, Additional Tax Sums are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Tax Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Tax Sums in those provisions hereof where such express mention is not made; provided, that the deferral of the payment of interest pursuant to Section
3.12 on the Securities shall not defer the payment of any Additional Tax Sums that may be due and payable.

         Section 10.8. Additional Covenants.

         (a) The Company covenants and agrees with each Holder of Securities of each series that it shall not (i) declare or pay any dividends or distributions on, or redeem purchase, acquire or make a liquidation payment with respect to, any shares of the capital stock of the Company or (ii) make any payment of principal of or any interest or premium on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series (other than (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (B) as a result of an exchange or conversion of any class or series of the capital stock of the Company (or any capital stock of a Subsidiary of the Company), for any class or series of the capital stock of the Company or of any class or series of the indebtedness of the Company for any class or series of the capital stock of the Company, (C) the purchase of fractional interests in shares of the capital stock of the Company pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchange, (D) any declaration of a dividend in connection with any Rights Plan, the issuance of rights, stock or other property under any Rights Plan or the redemption or repurchase of rights pursuant thereto or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock), if at such time the Company shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

         (b) The Company also covenants with each Holder of Securities of a series initially issued to a Trust (i) to hold, directly or indirectly, 100% of the Common Securities of such Trust, provided, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) as holder of such Common Securities, not to voluntarily terminate, wind-up or liquidate such Trust other than (A) in connection with a distribution of the Securities of such series to the holders of the related Preferred Securities in liquidation of such Trust or (B) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable commercial efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Trust to continue not to be taxable as a corporation for United States Federal income tax purposes.

         Section 10.9. Waiver of Certain Covenants.

         Subject to the rights of holders of Preferred Securities specified in
Section 9.2, if any, and except as otherwise specified as contemplated by
Section 3.1 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any covenant in Section 10.8 or provided pursuant to Section 3.1 or Section 9.1(a) or (c) for the benefit of the holders of such series, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant shall remain in full force and effect.


                                  ARTICLE XI

                           Redemption of Securities

         Section 11.1. Applicability of Article.

         Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for such Securities) in accordance with this Article.

         Section 11.2. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section
3.1 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing and, in the case of Securities of a series held by a Trust, the Property Trustee under the related Trust Agreement, of the Redemption Date and of the principal amount of Securities of the applicable series to be redeemed; provided, that in the case of any series of Securities initially issued to a Trust, for so long as such Securities are held by such Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement). In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

         Section 11.3. Selection of Securities to be Redeemed.

         (a) If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided, that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         (b) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

         (c) The provisions of paragraphs (a) and (b) of this Section shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         Section 11.4. Notice of Redemption.

         (a) Notice of redemption shall be given not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, provided, that in the case of any series of Securities initially issued to a Trust, for so long as such Securities are held by such Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement).

         (b) With respect to Securities of each series to be redeemed, each notice of redemption shall state:

         (i) the Redemption Date;

                  (ii) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price, as calculated by the Company, together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the day provided by the terms of such Securities (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

                  (iii) if less than all Outstanding Securities of such series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

                  (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that any interest (including any Additional Interest) thereon shall cease to accrue on and after said date;

                  (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

                  (vi) that the redemption is for a sinking fund, if such is the case; and

                  (vii) such other provisions as may be required in respect of the terms of such Securities.

         (c) Unless otherwise specified with respect to any Securities in accordance with Section 3.1, with respect to any redemption of Securities at the election of the Company, unless, upon the giving of notice of such redemption, Defeasance shall have been effected with respect to such Securities pursuant to
Section 13.2, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or the Paying Agent for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the same manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Trustee or Paying Agent for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities that had been surrendered for payment upon such redemption.

         (d) Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and, subject to paragraph (c) of this Section, shall be irrevocable. The notice if mailed in the manner provided above shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         Section 11.5. Deposit of Redemption Price.

         Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including any Additional Interest) on all the Securities (or portions thereof) that are to be redeemed on that date.

         Section 11.6. Payment of Securities Called for Redemption.

         (a) Except as provided in Section 11.4(c), after notice of redemption has been given, the Securities to be redeemed shall become due and payable on the Redemption Date at the place or places stated in such notice at the Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date. Upon surrender of such Securities at a Place of Payment specified in such notice, such Securities shall be paid and redeemed by the Company at the Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; provided, that, unless otherwise specified as contemplated by Section 3.1, installments of interest (including any Additional Interest) whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.8.

         (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and any premium on and Additional Amounts with respect to such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         Section 11.7. Securities Redeemed in Part.

         Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms.

         Section 11.8. Right of Redemption of Securities Initially Issued to a Trust.

         (a) In the case of the Securities of a series initially issued to a Trust, except as otherwise specified as contemplated by Section 3.1, the Company, at its option, may redeem such Securities (i) on or after the date specified in such Security, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event or an Investment Company

Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event or Investment Company Event, in whole (but not in part), in each case at a Redemption Price specified in such Security, together with accrued interest (including any Additional Interest) to the Redemption Date.

         (b) If less than all the Securities of any such series are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement related to the Trust to which such Securities were issued, including any requirement in such Trust Agreement as to the minimum Liquidation Amount (as defined in such Trust Agreement) of Preferred Securities that may be held by a holder of Preferred Securities thereunder.

                                  ARTICLE XII

                                 Sinking Funds

         Section 12.1. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities. The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount that is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

         Section 12.2. Satisfaction of Sinking Fund Payments with Securities.

         In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than 16 months and no less than 60 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided, that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the

Redemption Price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 12.3. Redemption of Securities for Sinking Fund.

         (a) Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Officers' Certificate (or, as required by this Indenture, the Securities specified in such Officers' Certificate) by the due date therefor, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

         (b) Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or, if the Company is acting as its own Paying Agent segregated and held in trust by the Company as provided in Section 10.3) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 12.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section
11.6. On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal and any premium, interest (including any Additional Interest) accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this
Section 12.3 and any Additional Amounts with respect thereto.

         (c) Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee or the Company (if the Company is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series; provided, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.3.

                                 ARTICLE XIII

                      Defeasance and Covenant Defeasance

         Section 13.1. Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may elect, at its option at any time, to have Section 13.2 or Section 13.3 applied to any Securities or any series of Securities designated pursuant to Section 3.1 as being defeasible pursuant to such Section 13.2 or 13.3, in accordance with any applicable requirements provided pursuant to
Section 3.1 and upon compliance with the conditions set forth below in this Article.

         Section  13.2.  Defeasance and Discharge.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities, and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of, any premium and interest (including Additional Interest) on and any Additional Amounts with respect to such Securities when payments are due, (b) the Company's obligations with respect to such Securities under Sections 3.6, 3.7, 10.2 and 10.3, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) the provisions of this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.3 applied to such Securities.

         Section  13.3.  Covenant Defeasance.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (a) the Company shall be released from its obligations under Sections 8.1 and 10.8 and any covenants provided pursuant to Section 3.1(n) or Section 9.1(a) or (c) for the benefit of the Holders of such Securities and (b) the occurrence of any event specified in Section 5.1(d) (with respect to any of Section 8.1 or 10.8 and any covenants provided pursuant to Section 3.1(n) or Section 9.1(a) or (c)),
Section 5.1(e), (f) or (i) or Section 9.1(d) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Notwithstanding anything herein to the contrary, no Covenant Defeasance shall release any successor Person referred to in Article VIII from its obligations to assume the obligations of the Company under Section
6.7 as a condition to the consummation of any transaction contemplated by
Section 8.1.

         Section  13.4.  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to the application of Section
13.2 or Section 13.3 to any Securities or any series of Securities, as the case may be:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) money in an amount or (ii) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or
         (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of, any premium and interest on and any Additional Amounts with respect to such Securities on the respective Stated Maturities or Redemption Dates in accordance with the terms of this Indenture and such Securities.

                  (b) In the event of an election to have Section 13.2 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (c) In the event of an election to have Section 13.3 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (d) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in
         Section 5.1 (g) and (h), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (h) If the money and/or Government Obligations deposited in trust pursuant to this Section are sufficient to pay and discharge such Securities on a Redemption Date, then at or prior to the time of such deposit, either notice of such redemption shall have been given in accordance with Section 11.4 or the Company shall have irrevocably instructed the Trustee to give such notice of redemption and arrangements satisfactory to the Trustee for the giving of such notice by the Trustee in the name, and at the expense, of the Company shall have been made.

                  (i) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         Section 13.5. Deposited Money and Government Obligations to Be Held in Trust; Miscellaneous Provisions.

         (a) Subject to the provisions of paragraph (e) of Section 10.3, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the

Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium, interest and Additional Amounts, but money so held in trust need not be segregated from other funds except to the extent required by law.

         (b) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities. Moneys held by the Trustee under this Section shall not be subject to the claims of the holders of Senior Debt under Article XIV.

         (c) Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon a Company Request any money or Government Obligations held by it as provided in Section
13.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

         Section  13.6.  Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 13.2 or 13.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.5 with respect to such Securities in accordance with this Article; provided, that if the Company makes any payment of principal of, any premium or interest on or any Additional Amounts with respect to any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

         Section  13.7.  Qualifying Trustee.

         Any trustee appointed pursuant to Section 13.4 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related Defeasance or Covenant Defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.

                                  ARTICLE XIV

                          Subordination of Securities

         Section 14.1.  Securities Subordinate to Senior Debt.

         The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to each and all of the Securities of each and every series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

         Section 14.2. No Payment When Senior Debt in Default; Payment Over of Proceeds Upon Dissolution, Etc.

         (a) If the Company shall default in the payment of any principal of or any premium or interest on any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Debt or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, any premium or interest (including any Additional Interest) on or any Additional Amounts with respect to any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

         (b) In the event of any Proceeding with respect to the Company, all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other company provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior

Debt (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

         (c) In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of, any premium and interest on and any Additional Amounts with respect to the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations. If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other company provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Debt shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

         (d) The Trustee and the Holders, at the expense of the Company, shall take such reasonable action (including the delivery of this Indenture to an agent for the holders of Senior Debt or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         (e) The provisions of this Section 14.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         (f) The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

         Section 14.3.  Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time, except during the pendency of the conditions described in paragraph (a) of Section 14.2 or of any Proceeding referred to in Section 14.2, from making payments at any time of principal of, any premium or interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of, any premium or interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge (in accordance with Section 14.8) that such payment would have been prohibited by the provisions of this Article, except as provided in Section 14.8.

         Section 14.4.  Subrogation to Rights of Holders of Senior Debt.

         Subject to the payment in full of all amounts due or to become due on all Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company that by its express terms is subordinated to Senior Debt of the Company to substantially the same extent as the Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of, any premium and interest (including any Additional Interest) on and any Additional Amounts with respect to the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments made pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

         Section 14.5.  Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of, any premium and interest (including any Additional Interest) on and any

Additional Amounts with respect to the Securities as and when the same shall become due and payable in accordance with their terms, (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Debt or (c) prevent the Trustee or the Holder of any Security (or to the extent expressly provided herein, the holder of any Preferred Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         Section 14.6.  Trustee to Effectuate Subordination.

         Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in- fact for any and all such purposes.

         Section 14.7. No Waiver of Subordination Provisions.

         (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

         (b) Without in any way limiting the generality of the paragraph (a) of this Section, the holders of Senior Debt may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to such Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding, (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt, (iii) release any Person liable in any manner for the collection of Senior Debt and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

         Section 14.8. Notice to Trustee.

         (a) The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, agent or representative therefor; provided, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, the payment of the principal of, any premium or interest (including any Additional Interest) on and any Additional Amounts with respect to any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         (b) The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Debt (or a trustee, agent, representative or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, agent, representative or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 14.9. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 14.10.  Trustee Not Fiduciary for Holders of Senior Debt.

         The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

         Section 14.11. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt that may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Section 14.12.  Article Applicable to Paying Agents.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee, provided, that Sections 14.8 and 14.11 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                     MUTUAL RISK MANAGEMENT LTD.,
                                     as Issuer

                                     By: ______________________________________
                                         Name:
                                         Title:



Attest: ___________________________


                                     THE CHASE MANHATTAN BANK



                                     By: ______________________________________
                                         Name:
                                         Title:

State Of New York          )
                           )  ss.:
County Of New York         )


                  On the .... day of ..........., ...., before me personally came ..........................., to me known, who, being by me duly sworn, did depose and say that he is .................... of Mutual Risk Management Ltd.,
one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.



                                                       .........................





State Of New York          )
                           )  ss.:
County Of New York         )


                  On the .... day of ..........., ...., before me personally came ..........................., to me known, who, being by me duly sworn, did depose and say that he is .................... of The Chase Manhattan Bank, one
of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                       .........................